PREFERRED INCOME FUND INCORPORATED


Dear Shareholder:
     It all came together for the Preferred Income Fund in the fiscal third quarter that ended August 31, 2000. The result was a very strong total return of 8.0% on the Fund's net asset value. This more than offset the disappointing results in the first half of the year and resulted in a positive total return of 3.2% for fiscal 2000 to date.

     The Fund's success in the most recent fiscal quarter was the cumulative result of several factors, none of which was really big news on its own:

   (BULLET) Yields on long-term Treasury bonds declined somewhat. This helped the value of the Fund's preferred portfolio, but it hurt the results on our hedges. On balance, it did us more good than harm.

   (BULLET) The preferred market moderately outperformed the long-term Treasury bonds on which our hedges are based. Although preferreds only recovered a small portion of the beating that they had taken versus Treasuries in previous quarters, we were happy to have this extra boost.

   (BULLET) Through active management of the Fund's portfolio, we were able to take advantage of out-of-line values in various sectors of the preferred market that were created by the general stress in the fixed income markets. This added a significant layer of "frosting" to the cake.

     The rewards for being in the right place at the right time within the preferred market have been particularly great this year. For example, look at the gyrations of "retail hybrid preferreds", i.e. $25 par value issues that are typically designed to be sold to individual investors. Those preferreds generally got quite cheap relative to other preferreds in December of 1999 (tax selling!), recovered a few months later, became cheap again in the late spring of 2000, and recently recovered again. The Fund's results in the last quarter underscored the benefits of exploiting moves like this, but the groundwork was really laid in previous months.

     The Fund's Board of Directors recently approved the purchase of options on interest rate swaps (called "swaptions") as an additional hedging tool that the Fund may use depending on market conditions. Traditionally, the Fund has hedged solely by purchasing put options on Treasury bond futures contracts. In view of the potential shrinkage of the Treasury bond market due to federal budget surpluses, however, we may need greater flexibility going forward. A more detailed discussion of our hedging strategies appears in the Fund's most recent semi-annual report, which is available on our web site at WWW.PREFERREDINCOME.COM

     The market price of the Fund's shares has stayed within a fairly narrow range as the net asset value has increased in recent months. As a result, the discount of the market from NAV has increased slightly to roughly 9% at the moment. Our web site at WWW.PREFERREDINCOME.COM also contains continually updated data on the discount.

                                Sincerely,

                                /S/ SIGNATURE - Robert T. Flaherty

                                Robert T. Flaherty
                                CHAIRMAN OF THE BOARD

September 22, 2000

-------------------------------------------------------------------------------
Preferred Income Fund Incorporated
SUMMARY OF INVESTMENTS
AUGUST 31, 2000 (UNAUDITED)
-------------------------------------
                                                                 PERCENT
                                                   VALUE         OF TOTAL
                                                  (000's)       NET ASSETS
                                                 --------       ----------
ADJUSTABLE RATE PREFERRED STOCKS
     Utilities ................................  $  9,700              5.1%
     Banking ..................................    21,034             11.0
                                                 --------       ----------
         Total Adjustable Rate ................    30,734             16.1
                                                 --------       ----------
FIXED RATE PREFERRED STOCKS AND SECURITIES
     Utilities ................................    57,449             30.1
     Banking ..................................    37,673             19.7
     Financial Services .......................    28,181             14.8
     Insurance ................................    15,273              8.0
     Oil and Gas ..............................    13,019              6.8
     Miscellaneous Industries .................     2,492              1.3
                                                 --------       ----------
         Total Fixed Rate .....................   154,087             80.7
                                                 --------       ----------
TOTAL PREFERRED STOCKS  AND SECURITIES ........   184,821             96.8
COMMON STOCKS
     Utilities ................................     2,237              1.2
COMMERCIAL PAPER ..............................     2,200              1.2
PURCHASED PUT OPTIONS .........................       639              0.3
                                                 --------       ----------
TOTAL INVESTMENTS .............................   189,897             99.5
OTHER ASSETS AND LIABILITIES (Net) ............     1,037              0.5
                                                 --------       ----------
     TOTAL NET ASSETS .........................  $190,934            100.0%
                                                 ========       ==========
FINANCIAL DATA
PER SHARE OF COMMON STOCK (UNAUDITED)
-------------------------------------

                                                                                              DIVIDEND
                                            DISTRIBUTION      NET ASSET        NYSE         REINVESTMENT
                                                PAID            VALUE      CLOSING PRICE      PRICE (1)
                                            ------------      ---------    -------------    ------------
December 31, 1999 .....................       $0.5600          $13.74         $12.2500         $12.64
January 31, 2000 ......................        0.0820           13.65          12.0000          12.62
February 29, 2000 .....................        0.0820           13.45          12.5000          12.49
March 31, 2000 ........................        0.0820           13.62          12.1875          12.28
April 30, 2000 ........................        0.0820           13.05          12.0625          12.08
May 31, 2000 ..........................        0.0820           12.75          12.0625          12.22
June 30, 2000 .........................        0.0820           13.18          12.1250          12.24
July 31, 2000 .........................        0.0820           13.28          12.3125          12.29
August 31, 2000 .......................        0.0820           13.50          12.3750          12.47

--------------------

 (1 Whenever the net asset value per share of the Fund's common stock is less than or equal to the market price per share on the payment date, new shares issued will be valued at the higher of net asset value or 95% of the then current market price. Otherwise, the reinvestment shares of common stock will be purchased in the open market.

--------------------------------------------------------------------------------
                                              Preferred Income Fund Incorporated
                                           STATEMENT OF CHANGES IN NET ASSETS(1)
                                   NINE MONTHS ENDED AUGUST 31, 2000 (UNAUDITED)
                                   ---------------------------------------------

OPERATIONS:
     Net investment income ........................................................................      $  9,773,265
     Net realized loss on investments sold ........................................................        (4,178,144)
     Net unrealized depreciation of investments during the period .................................          (336,177)
                                                                                                         ------------
         Net increase in net assets from operations ...............................................         5,258,944
DISTRIBUTIONS:
     Dividends paid from net investment income to MMP* hareholders ................................        (2,072,566)
     Distributions paid from net realized capital gains to MMP* hareholders (3) ...................          (151,753)
     Dividends paid from net investment income to Common Stock hareholders (2) ....................        (7,848,553)
     Distributions paid from net realized capital gains to Common Stock Shareholders (3) ..........        (4,115,149)
                                                                                                         ------------
         Total Distributions ......................................................................       (14,188,021)
                                                                                                         ------------
NET DECREASE IN NET ASSETS: .......................................................................        (8,929,077)
NET ASSETS:
     Beginning of period ..........................................................................       199,863,295
                                                                                                         ------------
     End of period ................................................................................      $190,934,218
                                                                                                         ============

                                                         FINANCIAL HIGHLIGHTS(1)
                                    NINE MONTHS ENDED AUGUST 31, 2000 (UNAUDITED
                           FOR A COMMON SHARE OUTSTANDING THROUGHOUT THE PERIOD.
                           -----------------------------------------------------

OPERATING PERFORMANCE:
     Net asset value, beginning of period ..................................................       $       14.41
                                                                                                   -------------
     Net investment income .................................................................                0.99
     Net realized gain and unrealized depreciation on investments ..........................               (0.46)
                                                                                                   -------------
     Net decrease in net asset value resulting from investment operations ..................                0.53
DISTRIBUTIONS:
     Dividends paid from net investment income to MMP* Shareholders ........................               (0.21)
     Distributions paid from net realized capital gains to MMP* Shareholders (3) ...........               (0.01)
     Dividends paid from net investment income to Common Stock Shareholders (2) ............               (0.79)
     Distributions paid from net realized capital gains to Common Stock Shareholders (3) ...               (0.42)
     Change in accumulated undeclared dividends on MMP* ....................................               (0.01)
                                                                                                   -------------
     Total distributions ...................................................................               (1.44)
                                                                                                   -------------
     Net asset value, end of period ........................................................       $       13.50
                                                                                                   =============
     Market value, end of period ...........................................................       $      12.375
                                                                                                   =============
     Common shares outstanding, end of period ..............................................           9,838,571
                                                                                                   =============
RATIOS TO AVERAGE NET ASSETS AVAILABLE TO COMMON STOCK SHAREHOLDERS:
     Net investment income .................................................................                7.59%**
     Operating expenses ....................................................................                1.42%**
SUPPLEMENTAL DATA:
        Portfolio turnover rate ............................................................                  53%
--------------------------------------------------------------------------------------------
     Ratio of operating expenses to total average net assets including MMP* ................                0.99%**

(1) These tables summarize the nine months ended August 31, 2000 and should be read in conjunction with the Fund's audited financial statements, including footnotes, in its Annual Report dated November 30, 1999.
(2) Includes income earned, but not paid out, in prior fiscal year.
(3) Paid from capital gains  realized,  but not paid out, in prior fiscal year.
*   Money Market Cumulative Preferred(TM)Stock.
**  Annualized.

DIRECTORS
   Martin Brody
   Donald F. Crumrine, CFA
   Robert T. Flaherty, CFA
   David Gale
   Morgan Gust
   Robert F. Wulf, CFA

OFFICERS
   Robert T. Flaherty, CFA
     Chairman of the Board
     and President
   Donald F. Crumrine, CFA
     Vice President
     and Secretary
   Robert M. Ettinger, CFA
     Vice President
   Peter C. Stimes, CFA
     Vice President
     and Treasurer

 INVESTMENT ADVISOR
   Flaherty & Crumrine Incorporated
   e-mail: flaherty@fin-mail.com

QUESTIONS CONCERNING YOUR SHARES OF PREFERRED INCOME FUN?
 (BULLET) If your shares are held in a Brokerage
          Account, contact your broker.
 (BULLET) If you have physical  possession of your shares
          in certificate form, contact the Fund's Transfer
          Agent & Shareholder Servicing Agent --
                 PFPC Inc.
                 P.O. Box 1376
                 Boston, MA  02104
                 1-800-331-1710

THIS REPORT IS SENT TO SHAREHOLDERS OF PREFERRED INCOME FUND INCORPORATED FOR THEIR INFORMATION. IT IS NOT A PROSPECTUS, CIRCULAR OR REPRESENTATION INTENDED FOR USE IN THE PURCHASE OR SALE OF SHARES OF THE FUND OR OF ANY SECURITIES MENTIONED IN THIS REPORT.

                                [GRAPHIC OMITTED)
                                    PREFERRED
                                     INCOME
                                      FUND


                                    Quarterly
                                     Report

                                 August 31, 2000


                        web site: www.preferredincome.com